Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of NeoPharm, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission (the “10-K Report”) that:

(1)         the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2006	/s/ GUILLERMO A. HERRERA
Guillermo A. Herrera
Chief Executive Officer

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